EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of Biopure Corporation for the quarter ended April 30, 2008, I, Zafiris G. Zafirelis, Chief Executive Officer, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q/A for the period ended April 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q/A for the period ended April 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Biopure Corporation.

/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
Chairman of the Board, President
And Chief Executive Officer

June 18, 2008

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